SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☑

Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12
TAIWAN FUND, INC.
(Name of Registrant as Specified in Its Charter/Declaration of Trust)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, par value	$0.01 per share.

(2)	Aggregate number of securities to which transaction applies:	N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange	N/A
Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:	N/A

(5)	Total fee paid:	N/A
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE TAIWAN FUND, INC.
ADJOURNED MEETING NOTICE: ANNUAL MEETING OF STOCKHOLDERS
Tuesday, February 3, 2009
We are writing to inform you that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) scheduled for Monday, January 12, 2009 has been adjourned to Tuesday, February 3, 2009 at 1:00 p.m. Eastern Time at the offices of State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111. Since you have not yet voted your shares, you will have additional time to cast your vote.
The Fund’s records indicate that as of December 1, 2008 (“Record Date” for the Meeting), you held shares of the Fund and, therefore, you are entitled to vote on the matters set forth on the proxy card.
REMEMBER: Your vote is important, no matter how large or small your holdings may be.
Voting promptly will help reduce solicitation costs and will eliminate your receiving follow-up phone calls or mailings. Your vote can be cast quickly and easily by signing, dating and mailing the proxy card in the postage-paid return envelope previously provided to you with proxy materials for this meeting. You may also vote by telephone or Internet by following instructions on your proxy card.
If we have not received your proxy as the date of the adjourned Special Meeting approaches, you may receive a call asking you to exercise your right to vote. Georgeson Inc. has been retained by the Fund to make follow-up phone calls to help secure the remaining votes needed for the Meeting.
Thank you in advance for your participation and your consideration in this extremely important matter.
On behalf of your Board of Directors,
Adelina Louie,
Secretary

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The Taiwan Fund, Inc.!
24 Hours a Day – 7 Days a Week

Vote by Telephone		Vote by Internet

	It’s fast, convenient and your vote is immediately confirmed and posted.		It’s fast, convenient and your vote is immediately confirmed and posted. In addition, you can elect to receive all future materials by Internet.

	Using a touch-tone telephone, call the toll-free number which appears on the top left corner of your enclosed Voting Instruction Form.		Go to website: WWW.PROXYVOTE.COM

	Just follow these four easy steps:		Just follow these four easy steps:

1.	Read The Taiwan Fund’s Proxy Statement and Voting Instruction Form.	1.	Read The Taiwan Fund’s Proxy Statement and Voting Instruction Form.

2.	Call the toll-free number located on the top left corner of your Voting Instruction Form.	2.	Go to the website www.proxyvote.com.

3.	Enter your 12-digit Control Number located on your Voting Instruction Form.	3.	Enter your 12-digit Control Number located on your Voting Instruction Form.

4.	Follow the simple recorded instructions.	4.	Follow the simple instructions.

	Your vote is important! Call 24 hours a day		Your vote is important! Go to WWW.PROXYVOTE.COM 24 hours a day
Thank you for your vote!